Lincoln Variable Insurance Products Trust
LVIP Delaware Wealth Builder Fund

Supplement Dated October 2, 2020
to the Summary Prospectus dated May 1, 2020

This Supplement updates certain information in the Summary Prospectus for the LVIP Delaware Wealth Builder Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the Summary Prospectus is amended as follows:

1.	The information under “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Lincoln Investment Advisors Corporation (the “Adviser”) serves as the investment adviser to the Fund. Delaware Investments Fund Advisers (“DIFA” or the “Sub-Adviser”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Funds Management Hong Kong Limited (“MFMHKL”) and Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), which are affiliates of DIFA (collectively the “Affiliated Sub-Advisers”). For purposes of this section, a reference to “Sub-Adviser” may also include MIMAK with respect to its role as sub-sub-adviser to the Fund. MIMAK is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation.

The Fund invests primarily in income-generating securities (debt and equity), which may include equity securities of large, well-established companies, and debt securities, including high yield, high-risk corporate bonds, investment grade fixed income securities, and U.S. government securities. Under normal circumstances, at least 50% of the Fund’s total assets may be invested in income-generating equity securities, including real estate investment trusts (REITs). While debt securities may comprise up to 50% of the Fund’s total assets, no more than 45% of the Fund’s total assets may be invested in high yield, high-risk debt securities. No more than 25% of the Fund’s total assets may be invested in any one industry sector nor, as to 75% of the Fund’s total assets, more than 5% may be invested in securities of any one issuer. The Fund may invest up to 30% of its total assets in foreign equity and debt securities. The Fund does not invest more than 10% of its total assets in securities of issuers principally located or principally operating in markets of emerging countries.

In allocating assets, MIMAK applies a dedicated yield focus for existing asset classes, uses systematic strategies to expand the investment universe and implements a systematic yield-enhancing security selection process.

MIMAK’s dynamic asset-allocation framework is used to determine the proportion of the Fund’s assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection.

It is expected that the proportion of the Fund’s total assets invested in income-generating equity securities and equity equivalent securities may vary from 50% to 100% of the Fund’s total assets. The proportion of the Fund’s total assets in debt securities may correspondingly vary from 0% to 50% of the Fund’s total assets.

In addition, the Sub-Adviser may seek investment advice and recommendations from MIMEL and MIMGL. the Sub-Adviser may also permit MIMEL, MIMGL, and MFMHKL to execute Fund security trades on behalf of the Sub-Adviser. The Sub-Adviser may also permit MIMEL and MIMGL to exercise investment discretion for securities in certain markets where the it believes it will be beneficial to utilize the Affiliated

Sub-Adviser’s specialized market knowledge, and the Sub-Adviser may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

The Fund may engage in frequent and active trading of portfolio investments.

2.	The “Principal Risks” section beginning on page 2 of the Summary Prospectus is amended to include the following:

●           Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

3.	The “Investment Adviser and Sub-Adviser” section on page 5 of the Summary Prospectus is amended to include the following:

Investment Sub-Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage (“MIMAK”)

Investment Sub-Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)

Investment Sub-Sub-Adviser: Macquarie Funds Management Hong Kong Limited (“MFMHKL”)

Investment Sub-Sub-Adviser: Macquarie Investment Management Europe Limited (“MIMEL”)

4.	Christopher Gowlland is no longer a portfolio manager for the Fund. Any information previously provided about Mr. Gowlland is deleted in its entirety.

5.	The information under “Portfolio Managers” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

MIMAK Portfolio Managers	Company Title	Experience with Fund
Stefan Löwenthal	Senior Vice President, Chief Investment Officer – Global Multi-Asset Team	Since October 2020
Jürgen Wurzer	Deputy Head of Portfolio Manager – Global Multi-Asset Team	Since October 2020

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE